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                       SUPPLEMENT DATED AUGUST 15, 2005
                  TO PROSPECTUSES DATED MAY 1, 2005 OR LATER

   This supplement is intended for distribution with prospectuses dated May 1, 2005 or later for variable life contracts issued by John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company, John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, as applicable. The affected prospectuses bear the titles Medallion Executive Variable Life, Medallion Executive Variable Life II, Medallion Executive Variable Life III, Majestic Variable Universal Life, Majestic Variable Universal Life 98, Variable Master Plan Plus, Majestic Variable COLI, Variable Estate Protection, Variable Estate Protection Plus, Variable Estate Protection Edge, Majestic Variable Estate Protection, Majestic Variable Estate Protection 98, Variable Estate Protection Edge, Performance Survivorship Universal Life, Performance Executive Variable Life, Medallion Variable Universal Life, Medallion Variable Universal Life Plus, Medallion Variable Universal Life Edge, Medallion Variable Universal Life Edge II, eVariable Life, Flex V1, Flex V2, Variable Life Insurance, Variable Life Insurance NY, VUL Accumulator, EPVUL, VUL Protector, SPVL, Survivorship VUL, Protection Variable Universal Life, and Corporate VUL.

   This supplement reflects changes to the Classic Value, International Stock, Managed, and Growth & Income portfolios underlying the variable investment options offered through the affected prospectuses.

Classic Value Portfolio

   Effective July 1, 2005, the Management Fee for the Classic Value portfolio was decreased to 0.80% and the Total Annual Expense was decreased to 1.36% (as a percentage of the portfolio's average net assets, rounded to two decimal places).

International Stock Portfolio

   Effective as of the time the net asset value was determined on July 29, 2005, (i) the Management Fee for the International Stock Portfolio was decreased to 0.90% and the Total Annual Expense was decreased to 1.06% (as a percentage of the portfolio's average net assets, rounded to two decimal places); (ii) Grantham, Mayo, Van Otterloo & Co. LLC became the new Manager for the International Stock Portfolio; and (iii) the Investment Description for the International Stock Portfolio was replaced with:

   Seeks to outperform the MSCI EAFE Index by investing typically in a diversified portfolio of equity investments from developed markets other than the U.S.

Managed Portfolio

   Effective as of the time the net asset value was determined on July 29, 2005, (i) the Management Fee for the Managed portfolio was decreased to 0.69% and the Total Annual Expense was decreased to 0.73% (as a percentage of the portfolio's average net assets, rounded to two decimal places); (ii) Grantham, Mayo, Van Otterloo & Co. LLC and Declaration Management & Research LLC became the new portfolio Managers for the International Stock portfolio; and (iii) the Investment Description for the Managed Portfolio was replaced with:

   A balanced stock and bond portfolio investing primarily in a diversified mix of: (a) common stocks of large and mid size U.S. companies, and (b) bonds with an overall intermediate term average maturity.

Growth & Income Portfolio

   Effective as of the time the net asset value was determined on July 29, 2005, Grantham, Mayo, Van Otterloo & Co. LLC became the Manager for the Growth & Income portfolio.

JHLICO-JHVLICO JHUSA-JHNY VLI PROD SUPP 08-15-05